UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024

Battery Future Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green

#18195

Dover, DE 19901

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: 929-465-9707

8 The Green, STE 15614, Dover, DE 19901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 27, 2024, WithumSmith+Brown, PC (“Withum”) was dismissed as the independent registered public accounting firm for the Company and replaced by Bush and Associates CPA (“Bush”). The decision to replace Withum with Bush was approved by the Audit Committee of the Board of Directors of the Company.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through February 27, 2024, (i) there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused would have caused Withum to make reference to such disagreements in its report on the consolidated financial statements for such years; and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The report of Withum on the Company’s balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the year ended December 31, 2022 and for the period from July 29 , 2021 (inception) through December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because of the Company’s liquidity condition and date for mandatory liquidation.

Before filing this Current Report on Form 8-K with the SEC, the Company provided Withum with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that Withum issue a letter, addressed to the SEC, stating whether or not Withum agrees with the statements contained in this Item 4.01(a). A copy of Withum’s letter dated February 27, 2024, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) During the Company’s two most recent fiscal years and through February 6, 2024, neither the Company nor anyone acting on the Company’s behalf consulted Bush with respect to any of the matters or reportable events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter, dated February 27, 2024, from WithumSmith+Brown, PC addressed to the Securities and Exchange Commission.
104	Cover page interactive data file (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Battery Future Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

Date: February 27, 2024	By:	/s/ Weiyi Zheng
Weiyi Zheng
Chief Executive Officer

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